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                               OMNICOM GROUP INC.

                                       TO

                            THE CHASE MANHATTAN BANK

                                     Trustee

                                  ------------



                                    INDENTURE

                           Dated as of January 6, 1998

                                  ------------



               2 1/4% Convertible Subordinated Debentures due 2013

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

                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.1      Definitions.................................................  2
                            Affiliate........................................  2
                            Applicable Price.................................  2
                            Board of Directors...............................  2
                            Business Day.....................................  2
                            Closing Price....................................  3
                            Commission.......................................  3
                            Common Stock.....................................  3
                            Company..........................................  3
                            Company Notice...................................  3
                            Conversion Price.................................  3
                            Custodian........................................  3
                            Debenture or Debentures..........................  3
                            Debentureholder or holder........................  3
                            default..........................................  4
                            Defaulted Interest...............................  4
                            Depositary.......................................  4
                            Event of Default.................................  4
                            Fundamental Change...............................  4
                            Fundamental Change Repayment Date................  4
                            Fundamental Change Repayment Notice..............  4
                            Fundamental Change Repayment Price...............  4
                            Holder Repayment Date............................  4
                            Holder Repayment Notice..........................  5
                            Holder Repayment Price...........................  5
                            Indenture........................................  5
                            Initial Purchaser................................  5
                            Officers' Certificate............................  5
                            Opinion of Counsel...............................  5
                            outstanding......................................  5
                            Person...........................................  6
                            PORTAL Market....................................  6


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                            Predecessor Debenture............................  6
                            QIB..............................................  6
                            Reference Market Price...........................  6
                            Register.........................................  6
                            Registration Rights Agreement....................  7
                            Regulation S.....................................  7
                            Responsible Officer..............................  7
                            Restricted Securities............................  7
                            Rule 144A........................................  7
                            Securities Act...................................  7
                            Senior Indebtedness..............................  7
                            Subsidiary.......................................  8
                            Trading Day......................................  8
                            Trust Indenture Act..............................  8
                            Trustee..........................................  8

                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

Section 2.1      Designation Amount and Issue of Debentures..................  9
Section 2.2      Form of Debentures..........................................  9
Section 2.3      Date and Denomination of Debentures; Payments of Interest... 10
Section 2.4      Execution of Debentures..................................... 11
Section 2.5      Exchange and Registration of Transfer of Debentures:
                 Restrictions on Transfer; Depositary........................ 12
Section 2.6      Mutilated, Destroyed, Lost or Stolen Debentures............. 20
Section 2.7      Temporary Debentures........................................ 21
Section 2.8      Cancellation of Debentures Paid, Etc........................ 21

                                   ARTICLE III

                     REDEMPTION AND REPAYMENT OF DEBENTURES

Section 3.1      Redemption Prices........................................... 22
Section 3.2      Notice of Redemption; Selection of Debentures............... 22
Section 3.3      Payment of Debentures Called for Redemption................. 24


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Section 3.4      Conversion Arrangement on Call for Redemption............... 25
Section 3.5      Repayment at Option of Holders.............................. 26
Section 3.6      Repayment at Option of Holders Upon a Fundamental Change.... 28
Section 3.7      Effect of Holder Repayment Notice or Fundamental Change
                 Repayment Notice and Withdrawal of Such Notices............. 31
Section 3.8      Covenant to Comply with Securities Laws upon Purchase of
     `           Debentures.................................................. 32
Section 3.9      No Sinking Fund............................................. 33

                                   ARTICLE IV

                           SUBORDINATION OF DEBENTURES

Section 4.1      Agreement of Subordination.................................. 33
Section 4.2      Payments to Debentureholders................................ 33
Section 4.3      Subrogation of Debentures................................... 35
Section 4.4      Authorization by Debentureholders........................... 36
Section 4.5      Notice to Trustee........................................... 36
Section 4.6      Trustee's Relation to Senior Indebtedness................... 37
Section 4.7      No Impairment of Subordination.............................. 37
Section 4.8      Certain Conversions Deemed Payment.......................... 37
Section 4.9      Senior Indebtedness Entitled to Rely........................ 38

                                    ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

Section 5.1      Payment of Principal, Premium and Interest.................. 38
Section 5.2      Offices for Notices and Payments............................ 38
Section 5.3      Appointments to Fill Vacancies in Trustee's Office.......... 39
Section 5.4      Provisions as to Paying Agent............................... 39
Section 5.5      Corporate Existence......................................... 40
Section 5.6      Rule 144A Information Requirement........................... 40
Section 5.7      Stay, Extension and Usury Laws.............................. 41

                                   ARTICLE VI

                     DEBENTUREHOLDERS' LISTS AND REPORTS BY


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                           THE COMPANY AND THE TRUSTEE

Section 6.1      Debentureholders' Lists..................................... 41
Section 6.2      Preservation and Disclosure of Lists........................ 41
Section 6.3      Reports by Trustee.......................................... 42
Section 6.4      Reports by Company.......................................... 42

                                   ARTICLE VII

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                             IN THE EVENT OF DEFAULT

Section 7.1      Events of Default........................................... 43
Section 7.2      Payment of Debentures on Default; Suit Therefor............. 45
Section 7.3      Application of Monies Collected by Trustee.................. 47
Section 7.4      Proceedings by Debentureholder.............................. 47
Section 7.5      Proceedings by Trustee...................................... 48
Section 7.6      Remedies Cumulative and Continuing.......................... 48
Section 7.7      Direction of Proceedings and Waiver of Defaults by
                 Majority of Debentureholders................................ 49
Section 7.8      Notice of Defaults.......................................... 49
Section 7.9      Undertaking to Pay Costs.................................... 50

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.1      Duties and Responsibilities of Trustee...................... 50
Section 8.2      Reliance on Documents, Opinions, Etc........................ 52
Section 8.3      No Responsibility for Recitals, Etc......................... 53
Section 8.4      Trustee, Paying Agents, Conversion Agents or Registrar
                 May Own Debentures.......................................... 53
Section 8.5      Monies to Be Held in Trust.................................. 53
Section 8.6      Compensation and Expenses of Trustee........................ 53
Section 8.7      Officers' Certificate and Opinion of Counsel  as Evidence... 54
Section 8.8      Conflicting Interests of Trustee............................ 54
Section 8.9      Eligibility of Trustee...................................... 54
Section 8.10     Resignation or Removal of Trustee........................... 55


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Section 8.11     Acceptance by Successor Trustee............................. 56
Section 8.12     Succession by Merger, Etc................................... 57
Section 8.13     Limitation on Rights of Trustee as Creditor................. 57

                                   ARTICLE IX

                         CONCERNING THE DEBENTUREHOLDERS

Section 9.1      Action by Debentureholders.................................. 57
Section 9.2      Proof of Execution by Debentureholders...................... 58
Section 9.3      Who Are Deemed Absolute Owners.............................. 58
Section 9.4      Company-Owned Debentures Disregarded........................ 58
Section 9.5      Revocation of Consents; Future Holders Bound................ 59

                                    ARTICLE X

                           DEBENTUREHOLDERS' MEETINGS

Section 10.1     Purposes of Meetings........................................ 59
Section 10.2     Call of Meetings by Trustee................................. 60
Section 10.3     Call of Meetings by Company or Debentureholders............. 60
Section 10.4     Qualifications for Voting................................... 60
Section 10.5     Regulations................................................. 61
Section 10.6     Voting...................................................... 61
Section 10.7     No Delay of Rights by Meeting............................... 62

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

Section 11.1     Supplemental Indentures Without Consent of Debentureholders. 62
Section 11.2     Supplemental Indentures with Consent of Debentureholders.... 63
Section 11.3     Effect of Supplemental Indenture............................ 64
Section 11.4     Notation on Debentures...................................... 65
Section 11.5     Evidence of Compliance of Supplemental Indenture to Be
                 Furnished Trustee........................................... 65


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                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.1     Company May Consolidate Etc. on Certain Terms............... 65
Section 12.2     Successor Corporation to Be Substituted..................... 66
Section 12.3     Opinion of Counsel to Be Given Trustee...................... 66

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.1     Discharge of Indenture...................................... 67
Section 13.2     Deposited Monies to Be Held in Trust by Trustee............. 67
Section 13.3     Paying Agent to Repay Monies Held........................... 68
Section 13.4     Return of Unclaimed Monies.................................. 68

                                   ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 14.1     Indenture and Debentures Solely Corporate Obligations....... 68

                                   ARTICLE XV

                            CONVERSION OF DEBENTURES

Section 15.1     Right to Convert............................................ 69
Section 15.2     Exercise of Conversion Privilege; Issuance of Common Stock
                 on Conversion; No Adjustment for Interest or Dividends...... 69
Section 15.3     Payments in Lieu of Fractional Shares....................... 71
Section 15.4     Conversion Price............................................ 72
Section 15.5     Adjustment of Conversion Price.............................. 72
Section 15.6     Effect of Reclassification, Consolidation, Merger or Sale... 79


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Section 15.7     Taxes on Shares Issued...................................... 80
Section 15.8     Reservation of Shares; Shares to Be Fully Paid; Compliance
                 with Governmental Requirements; Listing of Common Stock..... 80
Section 15.9     Responsibility of Trustee................................... 81
Section 15.10    Notice to Holders Prior to Certain Actions.................. 81

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

Section 16.1     Provisions Binding on Company's Successors.................. 82
Section 16.2     Official Acts by Successor Corporation...................... 82
Section 16.3     Addresses for Notices, Etc.................................. 83
Section 16.4     Governing Law............................................... 83
Section 16.5     Evidence of Compliance with Conditions Precedent;
                 Certificates to Trustee..................................... 83
Section 16.6     Statements Required in Certificate or Opinion............... 83
Section 16.7     Legal Holidays.............................................. 84
Section 16.8     No Security Interest Created................................ 84
Section 16.9     Benefits of Indenture....................................... 84
Section 16.10    Table of Contents, Headings, Etc............................ 84
Section 16.11    Authenticating Agent........................................ 84
Section 16.12    Execution in Counterparts................................... 85

         INDENTURE dated as of January 6, 1998, between Omnicom Group Inc., a New York corporation (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and The Chase Manhattan Bank, duly organized and existing under the laws of the State of New York, as trustee hereunder (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 2 1/4% Convertible Subordinated Debentures due 2013 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $230,000,000 and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of option to elect repayment on January 6, 2004, a form of option to elect repayment upon a Fundamental Change, a form of conversion notice and a certificate of transfer to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         Affiliate: The term "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling' and "controlled" have meanings correlative to the foregoing.

         Applicable Price: The term "Applicable Price" means (i) in the event of a Fundamental Change in which the holders of the Common Stock receive cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the arithmetic average of the Closing Price for the Common Stock during the ten Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive cash, securities, property or other assets in connection with the Fundamental Change.

         Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         Business Day: The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close or be closed.


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

         Closing Price: The term "Closing Price" shall have the meaning specified in Section 15.5(h)(1).

         Commission: The term "Commission" shall mean the Securities and Exchange Commission.

         Common Stock: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion to which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         Company: The term "Company" shall mean Omnicom Group Inc., a New York corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

         Company Notice: The term "Company Notice" shall have the meaning specified in Section 3.6(b) .

         Conversion Price: The term "Conversion Price" shall have the meaning specified in Section 15.4.

         Custodian: The term "Custodian" shall mean The Chase Manhattan Bank, as custodian with respect to the Debentures in global form, or any successor entity thereto.

         Debenture or Debentures: The terms "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including the 144A Global Debenture and the Regulation S Global Debenture.

         Debentureholder or holder: The terms "Debentureholder" or "holder" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), shall mean any Person in whose name at the time a particular Debenture is registered on the Debenture registrar's books.

         default: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         Defaulted Interest: The term "Defaulted Interest" has the meaning ascribed to it in Section 2.3.

         Depositary: The term "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in global form, the Person specified in
Section 2.5(d) as the Depositary with respect to the Debentures, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         Event of Default: The term "Event of Default" shall mean any event specified in Section 7.1(a), (b), (c), (d) or (e).

         Exchange Act: The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         Fundamental Change: The term "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock listed (or, upon consummation of or immediately following such transaction or event, which will be listed) on a national securities exchange in the United States or approved for quotation in the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices in the United States.

         Fundamental Change Repayment Date: The term "Fundamental Change Repayment Date" has the meaning ascribed to it in Section 3.6(a).

         Fundamental Change Repayment Notice: The term "Fundamental Change Repayment Notice" has the meaning ascribed to it in Section 3.6(c).

         Fundamental Change Repayment Price: The term "Fundamental Change Repayment Price" has the meaning ascribed to it in Section 3.6(b).

         Holder Repayment Date: The term "Holder Repayment Date" shall mean January 6, 2004.


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

         Holder Repayment Notice: The term "Holder Repayment Notice" has the meaning ascribed to it in Section 3.5(a).

         Holder Repayment Price: The term "Holder Repayment Price" has the meaning ascribed to it in Section 3.5(a)

         Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         Initial Purchaser: The term "Initial Purchaser" means Morgan Stanley & Co. Incorporated.

         Officers' Certificate: The term "Officers' Certificate", when used with respect to the Company, shall mean a certificate signed by the President, the Chief Executive Officer or the Chief Financial Officer and by the Treasurer or the Secretary of the Company that meets the requirement of Sections 16.5 and 16.6.

         Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee which opinion meets the requirements of Sections 16.5 and 16.6.

         outstanding: The term "outstanding," (except as otherwise provided in Section 8.10) when used with reference to Debentures, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, (i) for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article III provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Debentures paid or Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of


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

         Section 2.6 unless proof satisfactory to the Trustee is presented that any such Debentures are held by bona fide holders in due course; and

                  (d) Debentures converted into Common Stock pursuant to Article XV and Debentures deemed not outstanding pursuant to Article III.

         Person: The term "Person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         PORTAL Market: The term "PORTAL Market" shall mean the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         Predecessor Debenture: The term "Predecessor Debenture" of any particular Debenture shall mean every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

         Principal Office of the Trustee: The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date as of which this Indenture is dated, located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697.

         QIB: The term "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

         Reference Market Price: The term "Reference Market Price" shall initially mean $25.165 and, in the event of any adjustment to the Conversion Price pursuant to Sections 15.5(a), (b), (c), (d), (e), (f) or (g), the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $25.165 to the initial Conversion Price specified in the form of Debenture attached hereto (without regard to any adjustment thereto).

         Register: The term "Register" shall have the meaning specified in
Section 2.5(2).


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

         Registration Rights Agreement: The term "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of January 6, 1998, between the Company and the Initial Purchaser.

         Regulation S: The term "Regulation S" shall mean Regulation S promulgated under the Securities Act.

         Responsible Officer: The term "Responsible Officer," when used with respect to the Trustee, shall mean any officer assigned by the Trustee to administer this Indenture and also shall mean, with respect to a particular trust matter any other officers to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Restricted Securities: The term "Restricted Securities" has the meaning specified in Section 2.5(d).

         Rule 144A: The term "Rule 144A" shall mean Rule 144A promulgated under the Securities Act.

         Securities Act: The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Senior Indebtedness: The term "Senior Indebtedness" shall mean the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

                  (a) all indebtedness of the Company for money borrowed (including any indebtedness secured by a conditional sales contract, mortgage or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another or (ii) existing on property at the time of acquisition thereof);

                  (b) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities sold by the Company for money;

                  (c) all lease obligations of the Company which are capitalized on the books of the Company in accordance with generally accepted accounting principles;

                  (d) all indebtedness of others of the kinds described in either of the preceding clause (a) or (b) and all lease obligations of others of the kind described in the preceding clause (c) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise; and

                  (e) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (a), (b) and (d) and all renewals or extensions of lease obligations of the kinds described in either of the preceding clauses (c) and (d);

unless, in the case of any particular indebtedness, lease, renewal, extension or refunding, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension or refunding is not superior in right of payment to, or is pari passu with, the Debentures.

         Subsidiary: The term "Subsidiary" means, with respect to any Person,
(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

         Trading Day: The term "Trading Day" shall have the meaning specified in
Section 15.5(h)(5).

         Trust Indenture Act: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.6; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         Trustee: The term "Trustee" shall mean The Chase Manhattan Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         The definitions of certain other terms are as specified in Sections 2.5 and 3.5 and Article XV.

                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                           AND EXCHANGE OF DEBENTURES

         Section 2.1 Designation Amount and Issue of Debentures. The Debentures shall be designated as "2 1/4% Convertible Subordinated Debentures due 2013." Debentures not to exceed the aggregate principal amount of $230,000,000 (except pursuant to Sections 2.5, 2.6, 3.3, 3.5 and 15.2 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the Trustee's receipt of the written order of the Company, signed by its President, Chief Executive Officer or Chief Financial Officer, and the other documents required pursuant to Sections 16.5 and 16.6 hereof, without any further action of the Company hereunder.

         Section 2.2 Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A.

         Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage.

         Any Debenture in global form shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Debenture in global form to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Debentures in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Debenture in global form shall be made to the holder of such Debenture.

         The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Section 2.3 Date and Denomination of Debentures; Payments of Interest. The Debentures shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Debenture shall be dated the date of its authentication and shall bear interest from the applicable date in each case as specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Debenture (or its Predecessor Debenture) is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debenture upon any transfer or exchange subsequent to the record date and prior to such interest payment date. As provided in Section 15.2, and subject to the exception contained therein, interest shall not be payable to such Person in the case of any Debenture or Debentures, or portion thereof, which have been called for redemption and which are converted on a date subsequent to such record date and prior to such interest payment date. Interest may, as the Company shall specify to the paying agent in writing be paid either (i) by check mailed to the address of the Person entitled thereto as it appears on the Register or (ii) by wire transfer of immediately available funds to an account maintained by such Person located in the United States; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "record date" with respect to any interest payment date shall mean the December 22 or June 21 preceding said January 6 or July 6, respectively.

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any said January 6 or July 6 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant record date by virtue of his having been such Debentureholder; and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below;

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten
         (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid to each Debentureholder at his address as it appears on the Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.4 Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the facsimile signature of its President, Chief Executive Officer or Chief Financial Officer and attested by the facsimile signature of its Treasurer or Secretary (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.5 Exchange and Registration of Transfer of Debentures:
Restrictions on Transfer; Depositary.

         (a) The Company shall keep at its principal office, or shall cause to be kept, at one of the offices or agencies maintained pursuant to Section 5.2, a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, Debentures shall be registered and the transfer of Debentures shall be registered as in this Article II provided. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Debenture at any office or agency maintained by the Company pursuant to
Section 5.2, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for an equal aggregate principal amount. The Trustee is hereby appointed "Debenture registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

         Upon due presentment for registration of transfer of any Debenture to the Trustee and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, without charge except for any tax or other governmental charge imposed in connection imposed herewith.

         Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations. Debentures to be exchanged shall be surrendered at any office or agency to be maintained by the Company pursuant to Section 5.2 and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive, bearing registration numbers not contemporaneously outstanding.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         All Debentures presented or surrendered for registration of transfer or for exchange, redemption or conversion shall (if so required by the Company or the Debenture registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Debentures shall be duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

         Neither the Company nor the Trustee shall be required to exchange or register a transfer of (i) any Debentures for a period of fifteen (15) days next preceding any selection of Debentures to be redeemed or (ii) any Debentures or portions thereof called for redemption pursuant to Article III or (iii) any Debentures or portion thereof surrendered for conversion pursuant to Article XV or (iv) any Debentures or portions thereof surrendered for repayment pursuant to
Article III.

         (b) So long as the Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Debentures that are so eligible may be represented by one or more Debentures in global form registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in any such Debenture in global form shall be effected through the Depositary in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

         Debentures that upon initial issuance are beneficially owned by QIBs will be represented by a global Debenture (the "144A Global Debenture"), and Debentures that upon initial issuance are beneficially owned by Non-U.S. Persons will be represented by another global Debenture (the "Regulation S Global Debenture"). Transfers of interests in the Debentures between the 144A Global Debenture and the Regulation S Global Debenture will be made in accordance with the standing instructions and procedures of the Depositary and its participants. The Trustee shall make appropriate endorsements to reflect increases or decreases in the principal amounts of such global Debentures as set forth on the face of the Debenture ("Principal Amount") to reflect any such transfers.

         Except as provided below, beneficial owners of a Debenture in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Debentures in global form.

         (c) So long as the Debentures are Restricted Securities and are eligible for book-entry settlement, or unless otherwise required by law, as set forth in an Officers' Certificate delivered to the Trustee, upon receipt by the Trustee of any definitive Debenture or Debentures for registration of transfer, together with (i) the form of assignment duly completed with an indication that such transfer is being made pursuant to Rule 144A, the Trustee shall make an endorsement on the 144A Global Debenture to reflect an increase in the aggregate Principal Amount represented by such 144A Global Debenture equal to the principal amount of the definitive Debenture or Debentures being so transferred, and the Trustee shall cancel such definitive Debenture or Debentures, in accordance with the standing instructions and procedures of the Depositary, or
(ii) the form of assignment duly completed with an indication that such transfer is being made pursuant to Regulation S, the Trustee shall made an endorsement on the Regulation S Global Debenture to reflect an increase in the aggregate Principal Amount represented by such Regulation S Global Debenture equal to the principal amount of the definitive Debenture or Debentures being so transferred, and the Trustee shall cancel such definitive Debenture or Debentures in accordance with the standing instructions and procedures of the Depositary. Notwithstanding the foregoing, (i) no definitive Debenture, or portion thereof, as to which the Trustee was notified in writing by the Company that the Company or any Affiliate of the Company held any beneficial interest therein, shall be included in such 144A Global Debenture or Regulations S Global Debenture and
(ii) the Trustee shall issue Debentures in definitive form upon registration of transfer of any beneficial interest in a Debenture in global form to the Company or any Affiliate of the Company, provided the Trustee has been notified in writing by the Company or the transferor that such beneficial interest is being transferred to the Company or any Affiliate of the Company.

         Any Debenture in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Debentures to be tradeable on the PORTAL Market or as may be required for the Debentures to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or Regulation S or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

         (d) Every Debenture that bears or is required under this Section 2.5(d) to bear the legend set forth in this Section 2.5(d) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.5(e), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5 (d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Debenture, by such Debentureholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(d) and 2.5(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

         Until written notification by the Company to the Trustee of the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.5(e), if applicable) shall bear a legend in substantially the following form, unless the Debenture registrar is notified by the Company in writing that such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company (with written notice thereof by the Company to the Trustee and the Debenture registrar):

                  THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT
                  (A) TO OMNICOM GROUP INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES

                  ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Debenture for exchange to the Debenture registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(d).

         Notwithstanding any other provisions of this Indenture (other than the provisions set forth in the second paragraph of Section 2.5(b) and in this
Section 2.5(d)), a Debenture in global form may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Debentures in global form. Initially, the 144A Global Debenture and the Regulation S Global Debenture shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

         If at any time the Depositary for a Debenture in global form notifies the Company that it is unwilling or unable to continue as Depositary for such Debenture, the Company may appoint a successor Depositary with respect to such Debenture. If a successor Depositary is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Debentures, will authenticate and deliver, Debentures in certificated form, in aggregate principal amount equal to the principal amount of such Debenture in global form, in exchange for such Debenture in global form.

         If a Debenture in certificated form is issued in exchange for any portion of a Debenture in global form after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Debenture, but will be payable on such interest payment date, subject to the provisions of Section 2.3, only to the Person to whom interest in respect of such portion of such Debenture in global form is payable in accordance with the provisions of this Indenture.

         Debentures in certificated form issued in exchange for all or a part of a Debenture in global form pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Debentures in certificated form to the Persons in whose names such Debentures in certificated form are so registered.

         At such time as all interests in a Debenture in global form have been redeemed, converted, canceled, exchanged for Debentures in certificated form, or transferred to a transferee who receives Debentures in certificated form thereof, such Debenture in global form shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a global Debenture is exchanged for Debentures in certificated form, redeemed, converted, repaid or canceled, or transferred to a transferee who receives Debentures in certificated form therefor or any Debenture in certificated form is exchanged or transferred for part of a Debenture in global form, the principal amount of such Debenture in global form shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Debenture in global form, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

         (e) Until written notification by the Company to the Trustee of the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of such Debenture shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Debentures that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company (with written notice thereof by the Company to the Trustee and the Debenture registrar):

                  THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO OMNICOM GROUP INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A), (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904

                  UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER);
                  (2) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(E) ABOVE), IT WILL FURNISH TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(E) ABOVE OR UPON ANY TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(e).

         (f) Any Debenture or Common Stock issued upon the conversion or exchange of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         Section 2.6 Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so apparently destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to hold each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Debenture and deliver such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Every substitute Debenture issued pursuant to the provisions of this
Section 2.6 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all

Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.7 Temporary Debentures. Pending the preparation of Debentures in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Debentures in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Debentures in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Debentures in certificated form (other than in the case of Debentures in global form) and thereupon any or all temporary Debentures (other than any such Debenture in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Debentures an equal aggregate principal amount of Debentures in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in certificated form authenticated and delivered hereunder.

         Section 2.8 Cancellation of Debentures Paid, Etc. All Debentures surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Debenture registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Debentures (unless the Company directs it to do otherwise) and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

                                   ARTICLE III

                     REDEMPTION AND REPAYMENT OF DEBENTURES

         Section 3.1 Redemption Prices. The Debentures will not be redeemable at the option of the Company prior to December 31, 2001. At any time on or after December 31, 2001 and prior to maturity, the Debentures may (unless theretofore repaid or converted) be redeemed at the option of the Company as a whole, or from time to time in part, upon notice as set forth in Section 3.2, and at the following redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption, if redeemed during the 3-month period beginning:

Date                     Percentage       Date                       Percentage
----                     ----------       ----                       ----------
January 6, 2002.........   112.841%       January 6, 2003.........     116.275%
April 6, 2002...........   113.687%       April 6, 2003...........     117.164%
July 6, 2002............   114.537%       July 6, 2003............     118.057%
October 6, 2002.........   115.404%       October 6, 2003.........     118.968%


and at 118.968% if redeemed on January 6, 2004 and at 100% if redeemed thereafter; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be paid to the holders of record on the relevant record date of the Debentures being redeemed. If the date fixed for redemption is on or after December 31, 2001 but before January 6, 2002, the redemption price shall be at 112.841% of the principal amount with accrued interest to January 6, 2002.

         Section 3.2 Notice of Redemption; Selection of Debentures. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.1 for redemption then it, or at its request, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

         Each such notice of redemption shall specify the principal amount of each Debenture to be redeemed, the date fixed for redemption which shall be a Business Day, the redemption price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to, but excluding, the date fixed for redemption (unless the date fixed for redemption is on or after December 31, 2001 but before January 6, 2002 in which case with accrued interest to January 6, 2002) will be paid as specified in said notice, and that on and after said date (or on or after January 6, 2002, if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002) interest thereon or on the portions thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If fewer than all the Debentures are to be redeemed, the notice of redemption shall identify the Debentures to be redeemed. In case any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

         On or before the date fixed for redemption specified in the notice of redemption given as provided in this Section 3.2, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 5.4) an amount of money sufficient to redeem on the date fixed for redemption all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002, if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002); provided that if such payment is made on the date fixed for redemption it must be received by the Trustee or paying agent, as the case may be, by 11:00 a.m. New York City time, on such date. If any Debenture called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust. If fewer than all the Debentures are to be redeemed, the Company will give the Trustee written notice not less than 60 days prior to the date fixed for redemption as to the aggregate principal amount of Debentures to be redeemed.

         If less than all of the outstanding Debentures are to be redeemed, the Trustee shall select the Debentures to be redeemed in principal amounts of $1,000 or multiples thereof by lot, pro rata or by another method the Trustee considers fair and appropriate. If a portion of a holder's Debentures is selected for partial redemption and such holder converts a portion of such Debentures, such converted portion shall be deemed to be of the portion selected for redemption. Debentures must be presented for redemption. If the Company shall acquire any of the Debentures, such acquisition shall not operate as or be deemed for any purpose to be a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is converted as a whole or in part before the mailing of the notice of redemption.

         Upon any redemption of less than all Debentures, the Company and the Trustee may treat as outstanding any Debentures surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

         Section 3.3 Payment of Debentures Called for Redemption. If notice of redemption has been given as above provided, the Debentures or portions of Debentures with respect to which such notice has been given shall, unless theretofore converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002), and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest accrued to said date) interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue and such Debentures shall cease after the close of business on the Business Day immediately preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption (or to January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002). On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002); provided that, if the applicable date fixed for redemption is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the relevant record date instead of the holders surrendering such Debentures for redemption on such date.

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debenture so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Debentures or of any Event of Default. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Debenture and such Debenture shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

         Section 3.4 Conversion Arrangement on Call for Redemption. In connection with any redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the date fixed for redemption (if such payment is made on the date fixed for redemption it must be received by the Trustee or paying agent, as the case may be, by 11:00 a.m. New York City time, on such date), an amount not less than the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002), of such Debentures. Notwithstanding anything to the contrary contained in this
Article III, the obligation of the Company to pay the redemption price of such Debentures, together with interest accrued to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002), shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Debentures not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Debentures between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         Section 3.5 Repayment at Option of Holders.

         (a) Notwithstanding the Company's right of redemption, the holder of a Debenture may elect to have that Debenture or portions thereof (in the principal amount of $1,000 or any multiple thereof) repaid by the Company on the Holder Repayment Date. Any such repayment shall be at a repayment price of 118.968% of the principal amount thereof (the "Holder Repayment Price") with interest accrued to, but excluding, the Holder Repayment Date on the repaid Debentures. For a Debenture to be so repaid at the option of the holder, the Company must receive at an office of one of the Company's paying agents such Debenture with the form entitled "Option to Elect Repayment on January 6, 2004" on the reverse thereof duly completed (a "Holder Repayment Notice"), together with such Debenture duly endorsed, at any time from the opening of business on the date that is 20 Business Days prior to the Holder Repayment Date until the close of business on the Business Day immediately preceding such Holder Repayment Date. In order to exercise the repayment option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary, furnish appropriate endorsements and documentation if required by the Company or the Trustee or paying agent and such notice shall not have been withdrawn.

         Notwithstanding anything herein to the contrary, any holder delivering to the paying agent the Holder Repayment Notice contemplated by this Section 3.5(a) shall have the right at any time prior to the close of business on the Business Day immediately preceding the Holder Repayment Date to withdraw, in whole or in part, such Holder Repayment Notice by delivery of a written notice of withdrawal to the paying agent in accordance with Section 3.7. In order to exercise the withdrawal option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary.

         All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repayment shall be determined by the Company, whose determination shall be final and binding.

         Upon presentation of any Debenture to be repaid in part only, pursuant to this Section 3.5, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unrepaid portion of the Debentures so presented.

          On or before the Holder Repayment Date, the Company shall deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 5.4) an amount of money sufficient to pay the aggregate Holder Repayment Price including any interest accrued to, but excluding, the Holder Repayment Date of all the Debentures or portions thereof which are to be repaid as of such Holder Repayment Date; provided that if such payment is made on the Holder Repayment Date it must be received by the Trustee or paying agent, as the case may be, by 11:00 a.m. New York City time, on such date.

         Payment of the Holder Repayment Price, together with any accrued interest, for a Debenture for which a Holder Repayment Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of such Debenture (together with necessary endorsements) to the Company's paying agent at its office at 55 Water Street, Room 234, North Building, New York, New York, 10041, or any other office of the paying agent maintained for such purpose, at any time (whether prior to, on or after the Holder Repayment Date) after delivery of such Holder Repayment Notice. Payment of the Holder Repayment Price of such Debenture will be made promptly following the later of the Holder Repayment Date or the time of book-entry transfer of such Debenture or the time of delivery of the Debentures by mailing checks or by sending a wire transfer for immediately available funds to an account maintained in the United States for the amount payable to the holders of such Debentures entitled thereto as they shall appear on the Register; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         The paying agent shall promptly notify the Company of the receipt by it of any Holder Repayment Notice or written notice of withdrawal thereof.

         (b) The Company shall use its best efforts to have a notice regarding repayment at the option of the holders on the Holder Repayment Date published at least once in each of Bloomberg Business News, Dow Jones News (DJN) and Reuter Financial Report in The City of New York at least 30 days prior to the Holder Repayment Date. Each published notice shall specify the Holder Repayment Date, the price at which the Company shall be obligated to repay Debentures, that the holder must exercise the repayment right prior to the close of business on the Business Day immediately preceding the Holder Repayment Date, that the holder shall have the right to withdraw, in whole or in part, any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Holder Repayment Date, a description of the procedure which a Debentureholder must follow to exercise such repayment right and to withdraw any surrendered Debentures, the place or places where the holder is to surrender such holder's Debentures, and the amount of interest accrued on each Debenture to the Holder Repayment Date. The Company shall promptly deliver a copy of each published notice to the Trustee.

         No failure of the Company to give the foregoing notice and no defect therein shall limit the Debentureholders' repayment rights or affect the validity of the proceedings for the repayment of the Debentures pursuant to this
Section 3.5.

         Section 3.6 Repayment at Option of Holders Upon a Fundamental Change.

         (a) If a Fundamental Change occurs at any time while Debentures are outstanding, each holder of Debentures shall have the right, at such holder's option, to require the Company to repay such holder with respect to all (and not less than all for Debentures in certificated form) such holder's Debentures on the date (the "Fundamental Change Repayment Date") that is the 45th day (or if such 45th day is not a Business Day, the next succeeding Business Day) after the date of the Company Notice of such Fundamental Change. Such repayment shall be made at the following prices (expressed as percentages of the principal amount) in the event of a Fundamental Change occurring during the 3-month period beginning:

Date                      Percentage      Date                       Percentage
----                      ----------      ----                       ----------
January 6, 1998..........   100.679%      January 6, 2000...........   106.460%
April 6, 1998............   101.375%      April 6, 2000.............   107.227%
July 6, 1998.............   102.071%      July 6, 2000..............   107.997%
October 6, 1998..........   102.784%      October 6, 2000...........   108.783%
January 6, 1999..........   103.498%      January 6, 2001...........   109.571%
April 6, 1999............   104.229%      April 6, 2001.............   110.377%
July 6, 1999.............   104.961%      July 6, 2001..............   111.186%
October 6, 1999..........   105.709%

at a repayment price of 112.012% of the principal amount if a Fundamental Change occurs on or after October 6, 2001 but before December 31, 2001, and thereafter at the redemption price set forth under Section 3.1 which would be applicable to a redemption at the option of the Company; provided in each case that if the Applicable Price is less than the Reference Market Price, the Company shall repay such Debentures at a price equal to the foregoing repayment price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on such Debentures to, but excluding, the Fundamental Change Repayment Date; provided, that if such Fundamental Change Repayment Date is January 6 or July 6, then the interest payable on such date shall be paid to the holder of record of the Debenture on the next preceding record date.

         (b) On or before the tenth day after the occurrence of a Fundamental Change, the Company, or, at its written request (which must be received by the Trustee at least five Business Days prior to the date the Trustee is requested to give notice as described below), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "Company Notice") of the occurrence of such Fundamental Change and of the repayment right at the option of the holders arising as a result thereof. Such notice shall be mailed in the manner and with the effect set forth in the first paragraph of Section 3.2. The Company shall also use its best efforts to have a notice published at least once in each of Bloomberg Business News, Dow Jones News (DJN) and Reuter Financial Report in The City of New York on or before the tenth day after the occurrence of a Fundamental Change. The Company shall promptly deliver a copy of each of the published notices and Company Notice to the Trustee.

         Each published notice and Company Notice shall specify the circumstances constituting the Fundamental Change, the Fundamental Change Repayment Date, the price at which the Company shall be obligated to repay Debentures (the "Fundamental Change Repayment Price"), that the holder must exercise the repayment right before the close of business on the Business Day immediately preceding the Fundamental Change Repayment Date, that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Repayment Date, a description of the procedure which a Debentureholder must follow to exercise such repayment right and to withdraw any surrendered Debentures, the place or places where the holder is to surrender such holder's Debentures, and the amount of interest accrued on each Debenture to, but excluding, the Fundamental Change Repayment Date.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repayment rights or affect the validity of the proceedings for the repayment of the Debentures pursuant to this
Section 3.6.

         (c) For a Debenture to be repaid at the option of the holder resulting from a Fundamental Change, the Company must receive at an office of one of the Company's paying agents such Debenture with a form entitled "Option to Elect Repayment Upon A Fundamental Change" on the reverse thereof duly completed (the "Fundamental Change Repayment Notice"), together with such Debenture duly endorsed, at any time from the opening of business on the date that is on or before the 43rd day after the Company Notice (or if such 43rd day is not a Business Day, the immediately preceding Business Day) and such Fundamental Change Repayment Notice shall not have been withdrawn. In order to exercise the repayment option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary, furnish appropriate endorsements and documentation if required by the Company or the Trustee or paying agent and such notice shall not have been withdrawn.

         Notwithstanding anything herein to the contrary, any holder delivering to the paying agent the Fundamental Change Repayment Notice contemplated by this
Section 3.6(c) shall have the right at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repayment Date to withdraw such Fundamental Change Repayment Notice (as to Debentures in certificated form, withdrawal must be made in full) by delivery of a written notice of withdrawal to the paying agent in accordance with Section 3.7. In order to exercise the withdrawal option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary.

         All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repayment shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         (d) On or before the Fundamental Change Repayment Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to repay on the Fundamental Change Repayment Date all the Debentures which are to be repaid on such date at the appropriate Fundamental Change Repayment Price, together with accrued interest to, but excluding, the Fundamental Change Repayment Date; provided that if such payment is made on the Fundamental Change Repayment Date it must be received by the Trustee or paying agent, as the case may be, by 11:00 a.m. New York City time, on such date. Payment of the Fundamental Change Repayment Price, together with any accrued interest, for a Debenture for which a Fundamental Change Repayment Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of such Debenture (together with necessary endorsements) to the Company's paying agent at its office at 55 Water Street, Room 234, North Building, New York, New York, 10041, or any other office of the Company's paying agent maintained for such purpose, at any time (whether prior to, on or after the Fundamental Change Repayment Date) after delivery of such Fundamental Change Repayment Notice. Payment of the Fundamental Change Repayment Price, together with any accrued interest, for such Debenture will be made promptly following the later of the Fundamental Change Repayment Date or the time of book-entry transfer or delivery of such Debenture by mailing checks or by sending a wire transfer for immediately available funds to an account maintained in the United States for the amount payable to the holders of such Debentures entitled thereto as they shall appear on the Register; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. If the Company's paying agent holds, in accordance with the terms of this Indenture, money sufficient to pay the Fundamental Change Repayment Price, together with any accrued interest, of such Debenture on the Fundamental Change Repayment Date, then on and after such date, such Debenture will cease to be outstanding, and interest on such Debenture shall cease to accrue, and all other rights of the holder shall terminate (other than the right to receive the repayment price upon the time of book-entry transfer or delivery of the Debentures).

         (e) In the case of a consolidation, merger, conveyance, transfer or lease to which Section 15.6 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive securities, cash or other property which includes shares of Common Stock of the Company or another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such securities, cash and other property (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repay the Debentures following a Fundamental Change, including without limitation the applicable provisions of this Section 3.6 and the definitions of the Applicable Price, Common Stock, Fundamental Change and Reference Market Price, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

         Section 3.7 Effect of Holder Repayment Notice or Fundamental Change Repayment Notice and Withdrawal of Such Notices. Upon receipt by the Company of the Holder Repayment Notice or Fundamental Change Repayment Notice specified in
Section 3.5 or Section 3.6, as applicable, the holder of the Debenture in respect of which such Holder Repayment Notice or Fundamental Change Repayment Notice, as the case may be, was given shall (unless such Holder Repayment Notice or Fundamental Change Repayment Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Holder Repayment Price or Fundamental Change Repayment Price, as the case may be, with respect to such Debenture. Such Holder Repayment Price or Fundamental Change Repayment Price shall be paid to such holder promptly following the later of (x) the Holder Repayment Date or the Fundamental Change Repayment Date, as the case may be, with respect to such Debenture (provided the conditions in Section 3.5 or Section 3.6, as applicable, have been satisfied) or (y) the time of book-entry transfer or (z) time of delivery of such Debenture to the paying agent by the holder thereof in the manner required by Section 3.5 or Section 3.6, as applicable. Debentures in respect of which a Holder Repayment Notice or Fundamental Change Repayment Notice, as the case may be, has been given by the holder thereof may not be converted on or after the date of the delivery of such Holder Repayment Notice (or Fundamental Change Repayment Notice, as the case may be), unless such Holder Repayment Notice (or Fundamental Change Repayment Notice, as the case may be) has first been validly withdrawn as specified in the following paragraph.

         A Holder Repayment Notice or Fundamental Change Repayment Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the paying agent at any time prior to the close of business on the Business Day immediately preceding the Holder Repayment Date or the Fundamental Change Repayment Date, as the case may be, to which it relates specifying:

                  (1) the certificate number of the Debenture in respect of which such notice of withdrawal is being submitted,

                  (2) the principal amount of the Debenture with respect to which such notice of withdrawal is being submitted, and

                  (3) the principal amount, if any, of such Debenture which remains subject to the original Holder Repayment Notice and which has been or will be delivered for purchase by the Company.

A Fundamental Change Notice must be withdrawn in whole and not in part for Debentures held in certificated form.

         There shall be no repayment of any Debentures pursuant to Section 3.5 or Section 3.6 if there has occurred (prior to, on or after, as the case may be, the giving, by the holders of such Debentures, of the required Holder Repayment Notice or Fundamental Change Repayment Notice, as the case may be), and is continuing an Event of Default (other than a default in the payment of the Holder Repayment Price or Fundamental Change Repayment Price, as the case may be, with respect to such Debentures).

         Section 3.8 Covenant to Comply with Securities Laws upon Purchase of Debentures. In connection with any offer to purchase or redemption of Debentures under Section 3.4, 3.5 or 3.6 hereof, the Company shall (i) comply with Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.5 and 3.6 to be exercised in the time and in the manner specified in Sections 3.5 and 3.6.

         Section 3.9 No Sinking Fund. The Debentures shall not be entitled to the benefit of any sinking fund.

                                   ARTICLE IV

                           SUBORDINATION OF DEBENTURES

         Section 4.1 Agreement of Subordination. The Company covenants and agrees, and each holder of Debentures issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article IV; and each Person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article IV shall prevent the occurrence of any default or Event of Default hereunder.

         Section 4.2 Payments to Debentureholders. In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, or premium, if any, or interest on the Debentures, except payments made pursuant to Article XIII hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such default.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Debentures (except payments made pursuant to Article XIII hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Debentures or to the Trustee. By reason of such subordination, in the event of the Company's dissolution, holders of Senior Indebtedness may receive more, ratably, and holders of the Debentures may receive less, ratably, than the other creditors of the Company.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the holders of the Debentures before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article IV, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness (other than leases) and of leases which are assumed are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII hereof. Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

         Section 4.3 Subrogation of Debentures. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this
Article IV, and no payment over pursuant to the provisions of this Article IV, to or for the benefit of the holders of Senior Indebtedness by holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article IV are and are intended solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article IV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Debentures, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

         Section 4.4 Authorization by Debentureholders. Each holder of a Debenture by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article IV and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 4.5 Notice to Trustee. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Principal Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debenture) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 4.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything to the contrary herein set forth, nothing shall prevent any payment by the Company or the Trustee to the Debentureholders of monies (A) in connection with a redemption of Debentures if (i) notice of such redemption has been given pursuant to Article III or Section 13.1 hereof prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the date fixed for redemption; and (B) in connection with a repayment of a Debenture pursuant to Article III if, prior to the receipt by the Trustee of a written notice as aforesaid, the Company has given notice of a Fundamental Change.

         The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article IV, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.6 Trustee's Relation to Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article IV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Debentures, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

         Section 4.7 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Section 4.8 Certain Conversions Deemed Payment. For the purposes of this Article IV only, (1) the issuance and delivery of junior securities upon conversion of Debentures in accordance with Article XV shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Debentures or on account of the purchase or other acquisition of Debentures, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.2), property or securities (other than junior securities) upon conversion of a Debenture shall be deemed to constitute payment on account of the principal of such Debenture. For the purposes of this Section 4.8, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. Nothing contained in this
Article IV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Debentureholders, the right, which is absolute and unconditional, of the holder of any Debenture to convert such Debenture in accordance with Article XV.

         Section 4.9 Senior Indebtedness Entitled to Rely. The holders of Senior Indebtedness shall have the right to rely upon this Article IV, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                    ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

         Section 5.1 Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures. Each installment of interest on the Debentures due on any semi-annual interest payment date may be paid either (i) by check mailed to the address of the Person entitled thereto as it appears on the Register or (ii) by wire transfer for immediately available funds to an account maintained by such Person located in the United States; provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         Section 5.2 Offices for Notices and Payments. So long as any of the Debentures remain outstanding, the Company will maintain in New York, New York, an office or agency where the Debentures may be presented for payment, and an office or agency where the Debentures may be presented for registration of transfer and for exchange and conversion as provided for in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served. The Company will give to the Trustee written notice of the location of each such office or agency and of any change in the location thereof. If the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

         The Company may also from time to time designate co-registrars and one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Debenture registrar, Custodian and conversion agent, and the Principal Office of the Trustee as the office of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Debenture registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall only mail such notices to the Company and the holders of Debentures it can identify from its records.

         Section 5.3 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.9, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 5.4 Provisions as to Paying Agent.

         (a) If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                            (1) that it will hold all sums held by it as such
                  agent for the payment of the principal of and premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                            (2) that it will give the Trustee notice of any
                  failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall be due and payable; and

                            (3) that at any time during the continuance of an
                  Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Debentures, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

         (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Debentures) to make any payment of the principal of, premium, if any, or interest on the Debentures when the same shall become due and payable.

         (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such money.

         (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

         Section 5.5 Corporate Existence. Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 5.6 Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Debentures or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Debentures or such

Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Debentures or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Debentures or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         Section 5.7 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                                   ARTICLE VI

                     DEBENTUREHOLDERS' LISTS AND REPORTS BY
                           THE COMPANY AND THE TRUSTEE

         Section 6.1 Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each June 15 and December 15 in each year beginning with June 15, 1998, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen days prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Debenture registrar.

         Section 6.2 Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in
Section 6.1 or maintained by the Trustee in its capacity as Debenture registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

         (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) If the Trustee shall be required by law to disclose any information contained in any list of Debentureholders maintained by it, then each and every holder of the Debentures by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor the Debenture registrar shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

         Section 6.3 Reports by Trustee.

         (a) Within 60 days after May 15 of each year commencing with the year 1998, the Trustee shall transmit to holders of Debentures such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will notify the Trustee in writing within a reasonable time when the Debentures are listed on any stock exchange or automated quotation system.

         Section 6.4 Reports by Company. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                   ARTICLE VII

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                             IN THE EVENT OF DEFAULT

         Section 7.1 Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is permitted under Article IV hereof; or

                  (b) default in the payment of the principal of and premium, if any, on any of the Debentures as and when the same shall become due and payable either at maturity or in connection with any redemption or repayment pursuant to Article III, by acceleration or otherwise, whether or not such payment is permitted under Article IV hereof; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of forty-five (45) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least twenty-five (25) percent in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4; or

                  (d) the Company shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (e) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then and in each and every such case, unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures and the principal of and premium, if any, on any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7 -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Trustee shall not be charged with knowledge and shall not be deemed to have notice of any default or Event of Default, except an Event of Default under Section 7.1(a) or (b) in cases where the Trustee is acting as paying agent, unless written notice thereof stating that such notice is a "Notice of Default" shall have been given to a Responsible Officer by the Company or a Debentureholder or any agent of a Debentureholder; and, in the absence of such written notice, the Trustee may conclusively assume that there is no default or Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.2 Payment of Debentures on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures, or in connection with any repayment of a Debenture pursuant to Article III or in connection with any redemption, by declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Debentures to the registered holders, whether or not the Debentures are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the

Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for compensation, expenses, advances and disbursements including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Debentureholder any plan of reorganization or arrangement, affecting the Debentures or the rights of any Debentureholder, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof for any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the

Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

         Section 7.3 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee under
         Section 8.6;

                  Second: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the Persons entitled thereto;

                  Third: Subject to the provisions of Article IV, in case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Debentures for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

                  Fourth: Subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 7.4 Proceedings by Debentureholder. No holder of any Debenture shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than a majority in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of and premium, if any, and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

         Section 7.5 Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 7.6 Remedies Cumulative and Continuing. Except as provided in
Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         Section 7.7 Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 8.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by counsel that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee, or a trust committee of directors and/or Responsible Officers shall determine that the action or proceedings so directed could involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Debentures,
(ii) a failure by the Company to convert any Debentures into Common Stock, (iii) a default in the payment of redemption or repayment price pursuant to Article III or (iv) a default in respect of a covenant or provision hereof which under
Article XI cannot be modified or amended without the consent of the holders of all Debentures then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.8 Notice of Defaults. The Trustee shall, within ninety (90) days after the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the Register, notice of all defaults known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purpose of this Section 7.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 7.1, not including periods of grace, if any, or the giving of any notice, or both provided for therein); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders.

         Section 7.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section 7.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article XV.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.1 Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                            (1) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                            (2) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 8.2 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.1,

                  (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or the Treasurer of the Company;

                  (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document unless requested in writing to do so by the holders of not less than a majority in principal amount of the Debentures then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         Section 8.3 No Responsibility for Recitals, Etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.4 Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any paying agent, any conversion agent or Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture registrar.

         Section 8.5 Monies to Be Held in Trust. Subject to the provisions of
Section 13.4 and Section 4.2, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

         Section 8.6 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including attorneys' fees and expenses) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing the Indenture against the Company (including this Section 8.6) and defending itself against or investigating any claim (whether asserted by the Company, any holder or other Person). The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The obligation of the Company under this Section 8.6 and the liens created hereunder shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and the termination of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.1(d) or (e) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any bankruptcy law.

         Section 8.7 Officers' Certificate and Opinion of Counsel as Evidence. Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless additional evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate or an Opinion of Counsel or both delivered to the Trustee, such certificate or opinion, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 8.8 Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.9 Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible


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

in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 8.10 Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Debentures at their addresses as they shall appear on the Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty (60) days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.8 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                  (2) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

         Section 8.11 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee as such trustee to secure any amounts then due it pursuant to the provisions of Section 8.6.

         No successor trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12 Succession by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Debentures either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13 Limitation on Rights of Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX

                         CONCERNING THE DEBENTUREHOLDERS

         Section 9.1 Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of

Debentureholders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

         Section 9.2 Proof of Execution by Debentureholders. Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Debentureholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture registrar.

         The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.6.

         Section 9.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Debenture registrar may deem the Person in whose name such Debenture shall be registered upon the Register to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or any Debenture registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

         Section 9.4 Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Debentures which a Responsible Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to
Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any such determinations.

         Section 9.5 Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Principal Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                    ARTICLE X

                           DEBENTUREHOLDERS' MEETINGS

         Section 10.1 Purposes of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this
Article X for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article VII;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

         Section 10.2 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Debentures at their addresses as they shall appear on the Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.3 Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

         Section 10.4 Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a Person shall (a) be a holder of one or more Debentures or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


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

         Section 10.5 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.3, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.4, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.2 or 10.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.6 Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.


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

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.7 No Delay of Rights by Meeting. Nothing in this Article X contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

         Section 11.1 Supplemental Indentures Without Consent of
Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 15.6 and the repayment obligations of the Company pursuant to the requirements of Section 3.6(e);

                  (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of the Debentures in any material respect;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.2.

         Section 11.2 Supplemental Indentures with Consent of Debentureholders. With the consent (evidenced as provided in Article IX) of the holders of not less than 662/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or on repayment thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof, or


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make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, or change the obligation of the Company to make repayment of any Debenture pursuant to Section 3.5 or 3.6 in a manner adverse to the holder of Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth herein, including
Section 15.6, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

         Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Treasurer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Debentureholders under this Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.3 Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect; provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.


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         Section 11.4 Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

         Section 11.5 Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.1 and 8.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.1 Company May Consolidate Etc. on Certain Terms. Subject to the provisions of Section 12.2, nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of all or substantially all of the property of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same and which shall be organized under the laws of a State of the United States or the District of Columbia; however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.


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

         Section 12.2 Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Omnicom Group Inc. any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         Section 12.3 Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.


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                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.1 Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Debentures (other than any Debentures which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and premium, if any, and interest on, the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

         Section 13.2 Deposited Monies to Be Held in Trust by Trustee. Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1, shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.


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

         Section 13.3 Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Debentures (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         Section 13.4 Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of, premium, if any, or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

                                   ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         Section 14.1 Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.


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

                                   ARTICLE XV

                            CONVERSION OF DEBENTURES

         Section 15.1 Right to Convert. Subject to and upon compliance with the provisions of this Article, the holder of any Debenture shall have the right, at his option, at any time after ninety (90) days following the latest date of original issuance and prior to the close of business on January 6, 2013 (except that, with respect to any Debenture or portion of a Debenture which shall be called for redemption such right shall terminate, except as provided in Section
15.2 or Section 3.4, at the close of business on the Business Day next preceding the date fixed for redemption of such Debenture or portion of a Debenture unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Debenture, or any portion of such principal amount which is $1,000 or a multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the date of conversion obtained, by dividing the principal amount of the Debenture or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Debenture so to be converted in whole or in part in the manner provided, together with any required funds, in
Section 15.2. A Debenture in respect of which a holder is exercising the option to require repayment on the January 6, 2004 or upon a Fundamental Change may be converted only if such holder withdraws its election to exercise the option to require repayment in accordance with Sections 3.5, 3.6 and 3.7 hereof. A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted his Debentures to Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this
Article XV.

         Section 15.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Debenture in certificated form, the holder of any such Debenture to be converted in whole or in part shall surrender such Debenture, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Debentures (or such other notice which is acceptable to the Company) to the Company at such office or agency that the holder elects to convert such Debenture or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Debenture, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or its duly authorized attorney.


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

         In order to exercise the conversion privilege with respect to any interest in a Debenture in global form, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in such Debenture in global form, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 15.2 and any transfer taxes if required pursuant to Section 15.7.

         As promptly as practicable after the surrender of such Debenture and the receipt of such notice and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof in accordance with the provisions of this Article and a check in payment of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to
Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Debenture so surrendered, without charge to him, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

         Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Debenture (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Debenture shall have been surrendered.

         The Company's delivery of the fixed number of shares of Common Stock into which the Debentures are convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Debentures and all accrued interest and original issue discount that has not previously been (or is not simultaneously being) paid. The Common Stock is treated as issued first in payment of accrued interest and original issue discount and then in payment of principal. Thus, accrued interest and original issue discount are treated as paid rather than canceled.


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

         Any Debenture or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date shall (unless such Debenture or portion thereof being converted shall have been called for redemption on a date fixed for redemption which occurs during the period from the close of business on such record date to the close of business on the Business Day next preceding the following interest payment date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if (i) there shall exist at the time of conversion a default in the payment of interest on the Debentures or (ii) the date fixed for redemption is on or after December 31, 2001 but on or before January 6, 2002, the holders who convert on or after December 26, 2001 will receive, in addition to Common Stock otherwise payable upon such conversion, accrued interest to, but excluding, January 6, 2002 on the principal amount of Debentures so converted. An amount equal to such payment shall be paid by the Company on such interest payment date to the holder of such Debenture at the close of business on such record date; provided, however, that if the Company shall default in the payment of interest on such interest payment date, such amount shall be paid to the Person who made such required payment. Except as provided above in this Section 15.2, no payment or other adjustment shall be made for interest accrued on any Debenture converted or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article.

         Upon the conversion of an interest in a Debenture in global form, the Trustee (or other conversion agent appointed by the Company), or the Custodian at the direction of the Trustee (or other conversion agent appointed by the Company), shall make a notation on such Debenture in global form as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any conversion agent other than the Trustee.

         Section 15.3 Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment therefor at the current market value thereof, and such payment thereof shall be made by check. For these purposes, the current market value of a share of Common Stock shall be the Closing Price on the first Business Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.


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

         Section 15.4 Conversion Price. The conversion price shall be as specified in the form of Debenture (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

         Section 15.5 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall (i) pay a dividend, or make a distribution, in shares of its Common Stock, on its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had such Debenture been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection
         (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision or combination.

                  (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined below) at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors. To the extent that no shares of Common Stock are so delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

                  (c) In case the Company shall distribute to all holders of its Common Stock any shares of any class of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator shall be the Current Market Price of the Common Stock on such record date. For purposes of this subsection (c) the period for determining the Current Market Price shall end immediately prior to the date that is the earlier of the ex-distribution date and the record date referred to below in this subsection. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution; provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Debentures shall have the right to receive upon conversion the amount of such distribution such holder would have received had such holder converted each Debenture immediately prior to the record date. In the event that no such dividend or distribution is so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this subsection (d) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (B) 3.75% of the average of the Closing Price (determined in Section 15.5(h)) during the ten Trading Days (as defined in

         Section 15.5(h)) next preceding the date of declaration of such dividend and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, unless the Company elects to reserve such cash for distribution to the holders of the Debentures upon the conversion of the Debentures so that any such holder converting Debentures will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount of cash which such holder would have received if such holder had, immediately prior to the record date for such distribution of cash, converted its Debentures into Common Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such record date by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Debenture on the record date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this subsection (d) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this subsection (d) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

                  (e) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, or to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive, and described in a resolution of the Board of Directors or such duly authorized committee thereof), as the case may be, at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the


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         Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

                  (f) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, or to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the applicable Expiration Time tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable


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

         to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all Purchased Shares and
         (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this subsection (f) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

                  (g) In case the Company shall issue Common Stock or securities convertible into, or exchangeable for, Common Stock at a price per share (or having a conversion or exchange price per share) that is less than the then Current Market Price of the Common Stock (but excluding, among other things, issuances: (a) pursuant to any bona fide plan for the benefit of employees, directors, consultants or other individuals in connection with employee incentive plans of the Company now or hereafter in effect; (b) to acquire all or any portion of a business in an arm's-length transaction between the Company and an unaffiliated third party including, if applicable, issuances upon exercise of options or warrants assumed in connection with such an acquisition; (c) in a bona fide public offering pursuant to a firm commitment underwriting (or a similar type of offering made pursuant to Rule 144A and/or Regulation S under the Securities Act) or sales at the market pursuant to a continuous offering stock program; (d) pursuant to the exercise of warrants, rights (including, without limitation, earnout rights) or options, or upon the conversion of convertible securities, which are issued and outstanding on the date hereof, or which may be issued in the future at fair value and with an exercise price or conversion price at least equal to the Current Market Price of the Common Stock at the time of issuance of such warrant, right, option or convertible security; and (e) pursuant to a dividend reinvestment plan or other plan hereafter adopted for the reinvestment of dividends or interest provided that such Common Stock is issued at a price at least equal to 95% of the market price of the Common Stock at the time of such issuance), the Conversion Price shall be adjusted so that the holder of each Debenture shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (i) the Conversion Price on the day immediately prior to such date of issuance by (ii) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on such date and (2) the


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         number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which the convertible securities may convert) would purchase at such Conversion Price on such date, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on such date and (B) the number of additional shares of Common Stock issued (or into which the convertible securities may convert). An adjustment made pursuant to this subsection (g) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this subsection
         (g), the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon conversion of any such convertible securities into shares of Common Stock.

                  (h) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

                                  (1) "Closing Price" means the last reported
                  sale price for each day shall be (i) the last reported sale price of Common Stock on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such


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                  class of stock as determined by a member firm of the New York
                  Stock Exchange, Inc. selected by the Company.

                                  (2) "Current Market Price" shall mean the
                  arithmetic average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question for the purpose of any computation under subsections (b), (c), (d), (e), (f) and (g) above.

                                  (3) "fair market value" shall mean the amount
                  which a willing buyer would pay a willing seller in an arm's-length transaction.

                                  (4) "Trading Day" with respect to Common Stock
                  means (i) if the Common Stock is quoted on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

                  (i) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to holders of Debentures at his address appearing on the Register a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  Anything in this Section 15.5 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those


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         required by this Section 15.5, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                  (k) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Debenture at his last address appearing on the Register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Debenture converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in lieu of any fraction pursuant to Section 15.3, such payment thereof shall be made by check.

         Section 15.6 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Debenture shall be convertible


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into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XV.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at his address appearing on the Register provided for in Section 2.5 of this Indenture.

         The above provisions of this Section 15.6 shall similarly apply to successive reclassifications, consolidations, mergers, combinations, and sales.

         If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

         Section 15.7 Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any U.S. tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.8 Reservation of Shares; Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares, sufficient shares of Common Stock to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.


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         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Debentures.

         Section 15.9 Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Conversion Price or whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10 Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or


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

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at his address appearing on the Register, provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

         Section 16.1 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

         Section 16.2 Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like


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force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 16.3 Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Omnicom Group Inc., 437 Madison Avenue, New York, New York 10022 Attention: Secretary. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at The Chase Manhattan Bank, 450 West 33rd Street, New York, NY 10001,
Attention:

Global Trust Services.

         Section 16.4 Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York.

         Section 16.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 16.6 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Trust Indenture Act ss.314(a)(4)) shall comply with the provisions of Trust Indenture Act ss.314(e) and shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an


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

         informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (d) a statement as to whether or not, in the opinion of such Person such condition or covenant has been satisfied.

         Section 16.7 Legal Holidays. In any case where the date of maturity of interest on or principal of the Debentures or the date fixed for redemption or repayment of any Debenture will be a legal holiday or a day on which banking institutions in New York, New York are authorized by law or executive order to close ("Legal Holidays"), then payment of such interest on or principal of the Debentures need not be made on such date but may be made on the next succeeding day not a Legal Holiday with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment and no interest shall accrue for the period from and after such date.

         Section 16.8 No Security Interest Created. Nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

         Section 16.9 Benefits of Indenture. Nothing in this Indenture or in the Debentures, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Debenture registrar and their successors hereunder, the holders of Debentures and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 16.10 Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.11 Authenticating Agent. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3 and 3.5, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in


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the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.12, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Register.

         The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

         The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 16.11 shall be applicable to any authenticating agent.

         Section 16.12 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         The Chase Manhattan Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.


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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of January 6, 1998.

                                               OMNICOM GROUP INC.

                                               By /s/ Dennis E. Hewitt
                                                  ------------------------------
                                                   Title: Treasurer

[CORPORATE SEAL]

Attest:

By  /s/ Barry J. Wagner
    ----------------------------------

                                               THE CHASE MANHATTAN BANK


                                               _________________________,
                                               TRUSTEE


                                               By /s/ Andrew M. Deck
                                                  ------------------------------
                                                   Title: Vice President

[CORPORATE SEAL]

Attest:

By /s/ Glenn McKeever
---------------------------------------

                                    EXHIBIT A

THIS DEBENTURE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES. THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT IS 18.968% OF THE DEBENTURE'S PRINCIPAL AMOUNT, THE ISSUE DATE IS JANUARY 6, 1998, AND THE YIELD FROM THE ISSUE DATE TO JANUARY 6, 2004 IS 5%, COMPOUNDED SEMIANNUALLY (TREATED AS THE YIELD TO MATURITY FOR TAX PURPOSES).

[For global Debenture only:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[For Restricted Securities only:

THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE DEBENTURE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURE EXCEPT (A) TO OMNICOM GROUP INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED

INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) AGREES THAT PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), IT WILL FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THE DEBENTURES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                               OMNICOM GROUP INC.

               2 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2013

No.                                                              CUSIP

         Omnicom Group Inc., a corporation duly organized and validly existing under the laws of the State of New York (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to ____________________ or registered assigns, the principal sum of ____________ ($________ ) DOLLARS on January 6, 2013, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or, at the option of the holder of this Debenture, at the Principal Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 6 and July 6 of each year, commencing July 6, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum 2 1/4%, from January 6 or July 6, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from January 6, 1998, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any December 22 or June 21, as the case may be, and before the following January 6 or July 6, this Debenture shall bear interest from such January 6 or July 6; provided, however, that if the Company shall default in the payment of interest due on such January 6 or July 6, then this Debenture shall bear interest from the next preceding January 6 or July 6 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Debenture, from January 6, 1998. The interest payable on the Debenture pursuant to the Indenture on any January 6 or July 6 will be paid to the person entitled thereto as it appears on the Register at the close of business on the record date, which shall be the December 22 or June 21 (whether or not a Business Day) next preceding such January 6 or July 6, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid either (i) by check mailed to the registered address of such person or (ii) by transfer to an account maintained by such person located in the United States.

         Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Debentures to the prior payment in full of all Senior Indebtedness and provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

Dated:                                       OMNICOM GROUP INC.

                                             By:________________________________

                                             Attest:____________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:__________________________________________________
   Authorized Officer

By:___________________________________________________
   As Authenticating Agent (if different from Trustee)

                         [FORM OF REVERSE OF DEBENTURE]

                               OMNICOM GROUP INC.

               2 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2013

         This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 2 1/4% Convertible Subordinated Debentures due 2013 (herein called the "Debentures"), limited to the aggregate principal amount of $230,000,000 all issued or to be issued under and pursuant to an indenture dated as of January 6, 1998 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee"), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. Capitalized terms used in this Debenture and not defined herein have the meaning ascribed thereto in the Indenture.

         The Chase Manhattan Bank, the Trustee under the Indenture, has been appointed by the Company as paying agent, conversion agent, Debenture registrar and Custodian with regard to the Debentures.

         In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Debentures may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         With the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by resolutions of the Board of Directors, and the Trustee from time to time and at any time may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or on repayment thereof, or impair or affect the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debenture, or modify the provisions of the Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, or change the obligation of the Company to make repayment of any Debenture on a Fundamental Change Repayment

Date or the Holder Repayment Date in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture, including Section 15.6 thereof, without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. If any Event of Default shall have occurred and be continuing, the Trustee or the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in the Indenture or in this Debenture contained to the contrary notwithstanding. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Debentures, a default in the payment of a redemption or repayment price pursuant to Article III thereof, a failure by the Company to convert any Debentures into Common Stock or a default in respect of a covenant or provision in the Indenture which under Article XI thereof cannot be modified or amended without the consent of holders of all Debentures outstanding. The holders of a majority in principal amount of the Debentures then outstanding shall have the right to direct the time, method of conducting any proceedings for any remedy available to the Trustee subject to certain limitations specified in the Indenture. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

         The indebtedness evidenced by the Debentures is subordinate to the prior payment in full of all Senior Indebtedness. During the continuance beyond any applicable grace period of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, no payment of principal of, or premium if any, or interest on the Debentures shall be made by the Company. In addition, upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization, the payment of the principal of, or premium, if any, and interest on the Debentures is to be subordinated to the extent provided in the Indenture in right of payment to the prior payment in full of all Senior Indebtedness. By reason of such subordination, in the event of the Company's dissolution, holders of Senior Indebtedness may receive more, ratably, and holders of the Debentures may receive less, ratably, than the other creditors of the Company. Such subordination will not prevent the occurrence of any Event of Default under the Indenture. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee its attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.

         The Debentures will not be redeemable at the option of the Company prior to December 31, 2001. The Debentures are not entitled to any sinking fund. At any time on or after December 31, 2001 and prior to maturity, the Debentures may (unless theretofore repaid or converted) be redeemed at the option of the Company as a whole, or from time to time in part, upon notice, as described below, at the following redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption, if redeemed during the 3-month period beginning:

      Date                   Percentage        Date                   Percentage
      ----                   ----------        ----                   ----------
January 6, 2002.............  112.841%    January 6, 2003............   116.275%
April 6, 2002...............  113.687%    April 6, 2003..............   117.164%
July 6, 2002................  114.537%    July 6, 2003...............   118.057%
October 6, 2002.............  115.404%    October 6, 2003............   118.968%

and at 118.968% if redeemed on January 6, 2004 and at 100% if redeemed thereafter; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be paid to the holders of record on the relevant record date of the Debentures being redeemed. If the date fixed for redemption is on or after December 31, 2001 but before January 6, 2002, the redemption price shall be at 112.841% of the principal amount with accrued interest to January 6, 2002.

         In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures for redemption then it, or at its request, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

         If notice of redemption has been given as above provided, the Debentures or portions of Debentures with respect to which such notice has been given shall, unless theretofore converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002), and on and after said date (unless the Company shall default in the payment of such Debentures at the redemption price, together with interest accrued to said date) interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue and such Debentures shall cease after the close of business on the Business Day immediately preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4 of the Indenture, to be entitled to any benefit or security under the Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption (or to January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6,
2002). On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the date fixed for redemption (or to, but excluding, January 6, 2002 if the date fixed for redemption is on or after December 31, 2001, but before January 6, 2002); provided that, if the applicable date fixed for redemption is an interest payment date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the relevant record date instead of the holders surrendering such Debentures for redemption on such date.

         Notwithstanding the Company's right of redemption, the holder of a Debenture may elect to have that Debenture or portions thereof (in the principal amount of $1,000 or any multiple thereof) repaid by the Company on January 6, 2004 (the "Holder Repayment Date"). Any such repayment shall be at a repayment price of 118.968% of the principal amount thereof (the "Holder Repayment Price") with interest accrued to, but excluding, the Holder Repayment Date on the repaid Debentures. For a Debenture to be so repaid at the option of the holder, the Company must receive at the office of one of the Company's paying agents such Debenture with a form entitled "Option to Elect Repayment on January 6, 2004" on the reverse thereof duly completed (the "Holder Repayment Notice"), together with such Debenture duly endorsed, at any time from the opening of business on the date that is 20 Business Days prior to the Holder Repayment Date until the close of business on the Business Day immediately preceding such Holder Repayment Date and such Holder Repayment Notice must not have been withdrawn. In order to exercise the repayment option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary, furnish appropriate endorsements and documentation if required by the Company or the Trustee or paying agent and such notice shall not have been withdrawn.

         Any holder delivering to the paying agent a Holder Repayment Notice shall have the right at any time prior to the close of business on the Business Day immediately preceding the Holder Repayment Date to withdraw, in whole or in part, such Holder Repayment Notice by delivery of a written notice of withdrawal to the paying agent. In order to exercise the withdrawal option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repayment shall be determined by the Company, whose determination shall be final and binding.

         Payment of the Holder Repayment Price, together with any accrued interest, for a Debenture for which a Holder Repayment Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of such Debenture (together with necessary endorsements) to the Company's paying agent at its office at 55 Water Street, Room 234, North Building, New York, New York, 10041, or any other office of the paying agent maintained for such purpose, at any time (whether prior to, on or after the Holder Repayment Date) after delivery of such Holder Repayment Notice. Payment of the Holder Repayment Price, together with any accrued interest, for such Debenture will be made promptly following the later of the Holder Repayment Date or the time of book-entry transfer or delivery of such Debenture by mailing checks or by sending a wire transfer for immediately available funds to an account maintained in the United States for the amount payable to the holders of such Debentures entitled thereto as they shall appear on the Register. If the paying agent holds, in accordance with the terms of the Indenture, money sufficient to pay the repayment price of such Debenture on the Holder Repayment Date, then on and after such date, such Debenture will cease to be outstanding, and interest on such Debenture shall cease to accrue, and all other rights of the holder shall terminate (other than the right to receive the repayment price upon the time of book-entry transfer or delivery of the Debentures).

         The Company shall use its best efforts to have a notice regarding repayment at the option of the holders on the Holder Repayment Date published at least once in each of Bloomberg Business News, Dow Jones News (DJN) and Reuter Financial Report in The City of New York at least 30 days prior to the Holder Repayment Date. No failure of the Company to give the foregoing notice and no defect therein shall limit the Debentureholders' repayment rights or affect the validity of the proceedings for the repayment of the Debentures.

         If a Fundamental Change occurs at any time while Debentures are outstanding, each holder of Debentures shall have the right, at such holder's option, to require the Company to repay such holder with respect to all (and not less than all for Debentures in certificated form) such holder's Debentures on the date (the "Fundamental Change Repayment Date") that is the 45th day (or, if such 45th day is not a Business Day, the next succeeding Business Day) after the Company Notice (as defined below) of such Fundamental Change. Such repayment shall be made at the following prices (expressed as percentages of the principal amount) in the event of a Fundamental Change occurring during the 3-month period beginning:

Date                       Percentage     Date                        Percentage
----                       ----------     ----                        ----------
January 6, 1998...........   100.679%     January 6, 2000............   106.460%
April 6, 1998.............   101.375%     April 6, 2000..............   107.227%
July 6, 1998..............   102.071%     July 6, 2000...............   107.997%
October 6, 1998...........   102.784%     October 6, 2000............   108.783%
January 6, 1999...........   103.498%     January 6, 2001............   109.571%
April 6, 1999.............   104.961%     April 6, 2001..............   110.377%
July 6, 1999..............   104.229%     July 6, 2001...............   111.186%
October 6, 1999...........   105.709%

and at a repayment price of 112.012% of the principal amount if a Fundamental Change occurs on or after October 6, 2001 but before December 31, 2001, and thereafter at the redemption price which would be applicable to a redemption at the option of the Company; provided in each case that if the Applicable Price is less than the Reference Market Price, the Company shall repay such Debentures at a price equal to the foregoing repayment price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall pay accrued interest, if any, on such Debentures to, but excluding, the Fundamental Change Repayment Date; provided that if such Fundamental Change Repayment Date is January 6 or July 6, then the interest payable on such date shall be paid to the holder of record of the Debenture on the next preceding record date. On or before the tenth day after the occurrence of a Fundamental Change, the Company, or, at its written request, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "Company Notice") of the occurrence of such Fundamental Change and of the repayment right at the option of the holders arising as a result thereof. The Company shall also use its best efforts to have a notice published at least once in each of Bloomberg Business News, Dow Jones News (DJN) and Reuter Financial Report in The City of New York on or before the tenth day after the occurrence of a Fundamental Change. The Company shall promptly deliver a copy of each of the published notices and Company Notice to the Trustee. No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repayment rights or affect the validity of the proceedings for the repayment of the Debentures.

         For a Debenture to be repaid at the option of the holder resulting from a Fundamental Change, the Company must receive at the office of one of the Company's paying agents such Debenture with a form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed (the "Fundamental Change Repayment Notice") together with such Debenture, duly endorsed at any time from the opening of business on the date that is on or before the 43rd day after the Company Notice (or if such 43rd day is not a Business Day, the immediately preceding Business Day) and such Fundamental Change Repayment Notice shall not have been withdrawn. In order to exercise the repayment option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary, furnish appropriate endorsements and documentation if required by the Company or the Trustee or paying agent and such notice shall not have been withdrawn.

         Any holder delivering to the paying agent a Fundamental Change Repayment Notice shall have the right at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repayment Date to withdraw such Fundamental Change Repayment Notice (as to Debentures in certificated form, withdrawal must be made in fully) by delivery of a written notice of withdrawal to the paying agent. In order to exercise the withdrawal option with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repayment shall be determined by the Company, whose determination shall be final and binding.

         Payment of the Fundamental Change Repayment Price, together with any accrued interest, for a Debenture for which a Fundamental Change Repayment Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of such Debenture (together with necessary endorsements) to the Company's paying agent at its office at 55 Water Street, Room 234, North Building, New York, New York, 10041, or any other office of the Company's paying agent maintained for such purpose, at any time (whether prior to, on or after the Fundamental Change Repayment Date) after delivery of such Fundamental Change Repayment Notice. Payment of the Fundamental Change Repayment Price, together with any accrued interest, for such Debenture will be made promptly following the later of the Fundamental Change Repayment Date or the time of book-entry transfer or delivery of such Debenture by mailing checks or by sending a wire transfer for immediately available funds to an account maintained in the United States for the amount payable to the holders of such Debentures entitled thereto as they shall appear on the Register. If the Company's paying agent holds, in accordance with the terms of the Indenture, money sufficient to pay the Fundamental Change Repayment Price, together with any accrued interest of such Debenture on the Fundamental Change Repayment Date, then on and after such date, such Debenture will cease to be outstanding, and interest on such Debenture shall cease to accrue, and all other rights of the holder shall terminate (other than the right to receive the repayment price upon the time of book-entry transfer or delivery of the Debentures).

         Subject to and upon compliance with the provisions of the Indenture, the holder hereof shall have the right, at its option, at any time after 90 days following the latest date of original issuance of the Debentures and prior to the close of business on January 6, 2013, or, as to all or any portion hereof called for redemption, prior to the close of business on the Business Day immediately preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple hereof, into that number of shares of Common Stock (as said shares shall then be constituted) at the date of conversion, obtained by dividing the principal amount of this Debenture or portion hereof surrendered for by $49.83 (the "Conversion Price") or such Conversion Price as adjusted from time to time as provided in the Indenture, by surrender of the Debenture so to be converted in whole or in part in the manner provided, together with any required funds, if any, under the Indenture. A Debenture in respect of which a holder is exercising the option to require repayment on January 6, 2004 or upon a Fundamental Change may be converted only if such holder withdraws its election to exercise the option to require repayment in accordance with the terms of the Indenture. A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted its Debentures to Common Stock, and only to the extent such Debentures are deemed to have converted to Common Stock under
Article XV of the Indenture.

         In order to exercise the conversion privilege with respect to any Debenture in certificated form, the holder of any such Debenture to be converted in whole or in part shall surrender such Debenture, duly endorsed, at an office or agency maintained by the Company accompanied by any funds required under the Indenture and shall give written notice of conversion in the form provided on the Debentures (or such other notice which is acceptable to the Company) to the Company at such office or agency that the holder elects to convert such Debenture or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7 of the Indenture. Each such Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Debenture, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or its duly authorized attorney. In order to exercise the conversion privilege with respect to any interest in a Debenture in global form, the beneficial holder must comply with the applicable procedures of the Depositary, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay funds or taxes, if any, required under the Indenture. The Company's delivery of the fixed number of shares of Common Stock into which the Debentures are convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Debentures and all accrued interest and original issue discount that has not previously been (or is not simultaneously being) paid. The Common Stock is treated as issued first in payment of accrued interest and original issue discount and then in payment of principal. Thus, accrued interest and original issue discount are treated as paid rather than canceled. As promptly as practicable after the surrender of such Debenture and the receipt of such notice and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof in accordance with the provisions of Article XV of the Indenture and a check in payment of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3 of the Indenture. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3 of the Indenture, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Debenture so surrendered, without charge to him, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

         Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth in Section 15.2 of the Indenture have been satisfied as to such Debenture (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Debenture shall have been surrendered. Any Debenture or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date shall (unless such Debenture or portion thereof being converted shall have been called for redemption on a date fixed for redemption which occurs during the period from the close of business on such record date to the close of business on the Business Day next preceding the following interest payment date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if (i) there shall exist at the time of conversion a default in the payment of interest on the Debentures or (ii) the date fixed for redemption is on or after December 31, 2001 but on or before January 6, 2002, the holders who convert on or after December 26, 2001 will receive, in addition to Common Stock otherwise payable upon such conversion, accrued interest to, but excluding, January 6, 2002 on the principal amount of

Debentures so converted. An amount equal to such payment shall be paid by the Company on such interest payment date to the holder of such Debenture at the close of business on such record date; provided, however, that if the Company shall default in the payment of interest on such interest payment date, such amount shall be paid to the Person who made such required payment. Except as described in the Indenture and herein, no payment or adjustment will be made on conversion of any Debenture for interest accrued thereon or for dividends on any Common Stock issued upon such conversion of such Debentures.

         No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Debentures. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment therefor at the current market value thereof, and such payment shall be made by check. For these purposes, the current market value of a share of Common Stock shall be the Closing Price on the first Business Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.

         Any Debentures called for redemption, unless surrendered for conversion on or before the close of business on the Business Day immediately preceding the date fixed for redemption, may, upon an agreement between the Company and one or more investment bankers or other purchasers, be deemed to be purchased from the holder of such Debentures at an amount equal to the applicable redemption price, together with accrued interest to, but excluding, the date fixed for redemption, by such investment bankers or other purchasers who may agree with the Company to purchase such Debentures from the holders thereof and convert them into Common Stock of the Company and to make payment for such Debentures as aforesaid to the Trustee in trust for such holders, all in accordance with the terms of the Indenture.

         Upon due presentment for registration of transfer of any Debenture to the Trustee and satisfaction of the requirements for such transfer set forth in
Section 2.5 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Debenture registrar may deem the Person in whose name this Debenture shall be registered upon the Register to be, and treat him as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture registrar), for the purpose of receiving payment hereof, or on account hereof, and premium, if any, and interest hereon, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Debenture registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge liability for monies payable on this Debenture.

         No recourse for the payment of the principal of or any premium or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT-- ______  Custodian of ______
TEN ENT - as tenants by the                          (Cust)              (Minor)
          entireties                     Under Uniform Gifts to Minors Act
JT TEN -  as joint tenants with
          right of survivorship      ___________________________________________
          and not as tenants in                       (State)
          common

                    Additional abbreviations may also be used
                          though not in the above list.

                                CONVERSION NOTICE

To: OMNICOM GROUP INC.

         The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Omnicom Group Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will complete the appropriate section below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Debenture.

Dated:____________________

                                     ___________________________________________

                                     ___________________________________________
                                     Signature(s)

                                    Signature(s) must be guaranteed by a
                                    commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to and in the name of the registered holder.

                                   ___________________________________________
                                                  Signature Guarantee

Fill in for registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

__________________________________
(Name)

__________________________________
(Street Address)

__________________________________
(City, State and Zip Code)

Please print name and address

                                               Principal amount to be converted
                                               (if less than all):  $___________

                                               _________________________________
                                               Social Security or Other Taxpayer
                                               Identification Number

                            OPTION TO ELECT REPAYMENT
                               ON JANUARY 6, 2004

To: OMNICOM GROUP INC.

         The undersigned registered owner of this Debenture hereby irrevocably requests and instructs Omnicom Group Inc. (the "Company") to repay the within Debenture or portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the repayment price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated:  ______________________        _____________________________________

                                      _____________________________________
                                                  Signature(s)

                                      NOTICE: The above signatures of the
                                      holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                      Principal amount to be repaid (if less
                                      than all):

                                      $_________________________________

                                      __________________________________
                                      Social Security or Other Taxpayer
                                      Identification Number

                            OPTION TO ELECT REPAYMENT
                            UPON A FUNDAMENTAL CHANGE

To: OMNICOM GROUP INC.

         The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Omnicom Group Inc. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Debenture below designated, in accordance with the terms of the Indenture referred to in this Debenture at the repayment price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated:  ______________________      _________________________________________

                                    _________________________________________
                                                      Signature(s)

                                    NOTICE: The above signatures of the
                                    holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

                                    Principal amount to be repaid (not less than all for Debentures in certificated form):

                                     $____________________________________

                                     _____________________________________
                                     Social Security or Other Taxpayer
                                     Identification Number

                                   ASSIGNMENT

For value received ________________________ hereby sell(s), assign(s) and transfer(s) unto _____________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints ________________ attorney to transfer the said Debenture on the books of Omnicom Group Inc. with full power of substitution in the premises.

[For Restricted Securities only:

         In connection with any transfer of the Debenture within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (or any successor provision), the undersigned confirms that such Debenture is being transferred:

         |_|      To Omnicom Group Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Debenture is not being transferred to an "affiliate" of Omnicom Group Inc. as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

         |_|      The transferee is an Affiliate of Omnicom Group Inc.]

Dated:____________________

                                    _____________________________________

                                    _____________________________________
                                    Signature(s)

                                    Signature(s) must be guaranteed by a
                                    commercial bank or trust company or a member firm of a major stock exchange if shares of Common Stock are to be issued, or Debentures to be delivered, other than to and in the name of the registered holder.

                                    _____________________________________
                                    Signature Guarantee